UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 6, 2025

Getty Images Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41453	87-3764229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

605 5th Ave S. Suite 400

Seattle, WA 98104
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (206) 925-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	GETY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Exchange Offer and Consent Solicitation

On October 2, 2025, Getty Images, Inc. (the “Issuer”), an indirect wholly owned subsidiary of Getty Images Holdings, Inc. (the “Company”), issued a press release announcing the early results of the previously announced offer by the Issuer to exchange (the “Exchange Offer”) any and all of the Issuer’s issued and outstanding unsecured 9.750% Senior Notes due 2027 (the “Old Notes”) for newly issued unsecured 14.000% Senior Notes due 2028 (the “New Notes”) of the Issuer and the related solicitation of consents (the “Consent Solicitation”) to certain proposed amendments to the terms of the indenture governing the Old Notes.

According to Accuratus Tax and CA Services LLC, using the commercial names “Bondholder Communications Group” or “BondCom”, the information and exchange agent for the Exchange Offer and Consent Solicitation, as of 5:00 p.m., New York City time, on October 1, 2025, representing the Early Tender Time and Withdrawal Deadline for the Exchange Offer and Consent Solicitation, $294,665,000 aggregate principal amount of Old Notes had been validly tendered (and not validly withdrawn) in the Exchange Offer, representing 98.22% of the outstanding principal amount of Old Notes (and consents thereby deemed validly given and not validly revoked in the Consent Solicitation).

Further, the Issuer announced that the requisite consents (the “Requisite Consents”) to adopt the proposed amendments (the “Proposed Amendments”) described in the Offering Memorandum (as defined below) to the indenture governing the Old Notes (as supplemented by the first and second supplemental indentures thereto the “Old Notes Indenture”) have been received. As a result, the Issuer, Wilmington Trust, National Association, in its capacity as trustee under the Old Notes Indenture and each of the guarantors party thereto will promptly enter into a third supplemental indenture to the Old Notes Indenture containing the Proposed Amendments.

The supplemental indenture containing the Proposed Amendments will be effective upon execution by the parties thereto but will not become operative unless and until the Old Notes that are validly tendered (and not validly withdrawn) by Eligible Holders (as defined in the confidential offering memorandum and consent solicitation statement, dated September 18, 2025 (the “Offering Memorandum”)) have been accepted for exchange and paid for by the Issuer in accordance with the terms of the Exchange Offer and Consent Solicitation. We expect to settle the Exchange Offer and issue the New Notes on October 21, 2025.

This Current Report on Form 8-K shall not constitute an offer to purchase or a solicitation of an offer to sell or exchange the Old Notes, the New Notes or any other securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Exchange Offer and Consent Solicitation are only being made pursuant to the Offering Memorandum. The Exchange Offer and Consent Solicitation are not being made to holders of the Old Notes or any other person in any state or jurisdiction in which the making or acceptance thereof would be unlawful under the securities laws of any such jurisdiction.

A copy of the press release announcing the results of the Exchange Offer and Consent Solicitation is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Senior Secured Notes Offering

On October 6, 2025, the Issuer issued a press release announcing that it priced a private offering of $628,400,000 aggregate principal amount of the Issuer’s 10.500% senior secured notes due 2030 (the “Notes”). The Notes will be senior secured obligations of the Issuer and will be jointly and severally guaranteed on a senior secured first lien basis by the same guarantors that provide guarantees for the Issuer’s outstanding 11.250% Senior Secured Notes due 2030 and its secured credit facility. The offering of the Notes is expected to close on or around October 21, 2025, subject to customary closing conditions.

The offering of the Notes is being made in connection with the Company’s previously announced proposed merger of equals (the “Merger”) with Shutterstock, Inc. (“Shutterstock”), creating a premier visual company. An amount equal to the gross proceeds from the sale of the Notes will be deposited in an escrow account and will be secured by a first-priority security interest in the escrow account and all funds deposited therein. Upon release from escrow, the Company and the Issuer intend to use the net proceeds from the offering of the Notes to pay cash consideration to holders of Shutterstock common stock in connection with the Merger, to refinance Shutterstock indebtedness, as well as associated fees and expenses.

If the agreement to complete the Merger is terminated, or the Merger is not consummated on or prior to October 6, 2026, or if the Issuer informs U.S. Bank National Association, in its capacity as escrow agent for the proceeds of the offering, that it reasonably believes the Merger will not be consummated on or prior to October 6, 2026, the Notes will be redeemed in accordance with a special mandatory redemption at a redemption price equal to 100% of the issue price of the Notes, plus accrued and unpaid interest, if any, from the date of issuance or the most recent date to which interest has been paid or provided for, to, but not including, the date of such redemption.

The Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act. The Notes have not been and will not be registered under the Securities Act or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy the Notes or any other securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

A copy of the press release announcing the pricing of the offering of the Notes is included as Exhibit 99.2 hereto and incorporated by reference herein.

Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that reflect management’s current expectations, plans, and assumptions that management has made in light of their experience in the industry, as well as their perceptions of historical trends, current conditions, expected future developments, and other factors they believe are appropriate under the circumstances and at such time. Forward-looking statements include information concerning possible or assumed future results of operations, including statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity, the offering, the expected use of proceeds from the offering, the escrow agreement and the Merger. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast,” and other similar expressions or the negative of these words and phrases, other variations of these words and phrases or comparable terminology, but not all forward-looking statements include such identifying words.

These forward-looking statements are subject to and involve risks, uncertainties, and assumptions that may cause the Company’s actual results, performance, or achievements to differ materially from any future results, performance, or achievements expressed or implied by these forward-looking statements. Important factors that could lead to such material differences include, but are not limited to, satisfaction of the conditions described in the Offering Memorandum, the entry into the third supplemental indenture and implementation of the Proposed Amendments, the settlement of the Exchange Offer and Consent Solicitation, the acceptance by the Issuer of validly tendered (and not validly withdrawn) Old Notes, and the issuances of the New Notes and Notes. You are cautioned not to place undue reliance on forward-looking statements, which represent management’s beliefs and assumptions only as of the date of this Current Report. Actual future results may differ materially from what the Company expects. Important factors that could cause actual results to differ materially from the Company’s expectations are discussed in the section entitled “Risk Factors” set forth in the Offering Memorandum, as well as under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission (“SEC”). These factors should not be considered exhaustive and should be read together with other cautionary statements included in the Company’s filings with the SEC. The Company expressly disclaims any obligation to publicly update or revise any forward-looking statements contained in this Current Report, whether as a result of new information, future developments, or otherwise, except as required by applicable federal securities law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release announcing the results of the exchange offer and consent solicitation, dated October 2, 2025
99.2	Press Release announcing the pricing of the offering of the Notes, dated October 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Getty Images Holdings, Inc.

By:	/s/ Kjelti Kellough
	Name:	Kjelti Kellough
	Title:	Senior Vice President, General
Counsel, and Corporate Secretary

Date: October 6, 2025

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